UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2014

CABOT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)
1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)
TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2014, Cabot Corporation issued a press release announcing operating results for its fourth quarter and full fiscal year ended September 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Cabot Corporation on October 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

		By:	/s/ James P. Kelly
		Name:	James P. Kelly
		Title:	Vice President and Controller

Date:	October 28, 2014

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on October 28, 2014